UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices)	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 3.02 – Unregistered Sale of Equity Securities

On October 6, 2015, Energizer Resources Inc. (“Energizer” or the “Company”) closed its non-brokered private placement offering (the “Offering”) of 14,200,000 units of the Company (the “Units”) at a price of C$0.05 per Unit, representing gross proceeds of C$710,000. Insiders subscribed for a total of C$50,000 as part of this Offering. Each Unit is comprised of one (1) common share of the Company and one-half (0.5) of one (1) common share purchase warrant (a “Warrant”), each Warrant entitling the holder thereof to acquire one (1) additional common share of the Company at a price of US$0.07 per share until October 6, 2017.

All securities issued in connection with the Offering will be subject to a minimum six-month hold period as required by U.S. securities laws, and will also be subject to a four-month hold period (which will run concurrently with the six-month hold period) as required by Canadian securities laws.

The securities described herein have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States or to U.S. persons unless an exemption from registration is available. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the securities was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Securities Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act or pursuant to an exemption from the Securities Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act and could not be resold without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Item 7.01.  Regulation FD Disclosure.

The Company, on October 6, 2015, closed a non-brokered private placement of Units raising gross proceeds of C$710,000. A copy of the press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EX-99.1                  Press release of October 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015	Energizer Resources Inc.

By: /s/ Craig Scherba;
Craig Scherba
President & Chief Executive Officer

Exhibit 99.1

Energizer Resources Raises Capital Through

Non-Brokered Private Placement Offering

NEWS RELEASE – October 7, 2015

Energizer Resources Inc. (TSX:EGZ) (OTCQB:ENZR) (WKN: A1CXW3)  (“Energizer” or the “Company”) announces it has closed a non-brokered private placement offering  (the “Offering”) for gross proceeds of CDN$710,000. Insiders subscribed for a total of CDN$50,000 as part of this Offering.

The Company has issued 14,200,000 units (the “Units”) at a price of CDN$0.05 per Unit, each Unit being comprised of one (1) common share of the Company and one-half (0.5) of one (1) common share purchase warrant (a “Warrant”), each Warrant entitling the holder thereof to acquire one (1) additional common share of the Company at a price of US$0.07 per share until October 6, 2017.

The net proceeds from the Offering will be used to fund specific value-engineering initiatives, produce purified graphite concentrate samples for battery anode testing from the Molo Project in Madagascar and also for general working capital purposes.

All securities issued in connection with the Offering will be subject to a minimum six-month hold period as required by U.S. securities laws, and will also be subject to a four-month hold period (which will run concurrently with the six-month hold period) as required by Canadian securities laws.

The Company has obtained conditional approval from the Toronto Stock Exchange (the “TSX”) for the listing of all common shares issued pursuant to the Offering. The Offering is subject to receipt of final approval of the TSX.

This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities in the United States. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws, unless an exemption from such registration is available.

On August 27, 2015 the Company announced it had received confirmation that two independent third parties had successfully manufactured spherical graphite from the Company’s Molo flake graphite concentrate and that initial test results indicated it had met all specifications and quality requirements for battery anode material production.

Testing was performed independently by both a leading Japanese manufacturer of battery anode material and a leading European supplier of spherical graphite for electric vehicles (EVs), both of which Energizer is a under a non-disclosure and confidentially agreement with. The purpose of those tests was to ascertain the potential for Energizer’s Molo deposit to be an alternative and sustainable natural source of high-quality, spherical graphite concentrate for the purpose of supplying battery anode material for the EV market.

Based on these results, both parties confirmed that Energizer qualified to move to the next stage in their respective product analysis, which will include additional bulk-sample testing stages down each of the company’s respective customer supply chains. Energizer is currently in discussions with each party regarding expected timelines and logistics regarding these additional stages, including discussions on potential off-take agreements.

2

Energizer is expecting additional results on its Molo concentrate from another well-established and reputable independent source that specializes in producing battery-grade spherical graphite specifically for lithium-ion battery applications and looks forward to providing test results when available.

About Energizer Resources

Energizer Resources is a mineral exploration and mine development company based in Toronto, Canada, that is developing its 100%-owned, feasibility-stage flagship Molo Graphite Project in southern Madagascar.

For further information contact:

Brent Nykoliation, Senior Vice President, Corporate Development: +1.416.364.4911

Email:  bnykoliation@energizerresources.com

or Craig Scherba, President and CEO: cscherba@energizerresources.com

Safe Harbour: This press release contains statements that may constitute “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation. Readers are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are related to use of proceeds of the Offering, future test results and product analysis, the use of the Molo concentrate and further discussions regarding potential off take agreements are based on current expectations, estimates and assumptions that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by the Company and described in the forward-looking statements contained in this press release. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what benefits the Company will derive there from. The forward-looking statements contained in this news release are made as at the date of this news release and the Company does not undertake any obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.